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CONFORMED                                                          EXHIBIT 24.1

                              POWERS OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Samuel C. Harding, Jr., as true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for them and in their name, place and stead, in any and all capacities to sign any or all amendments to the Application for Conversion by Fredericksburg Savings and Loan Association, F.A. and the Form S-1 Registration Statement by Virginia Capital Bancshares, Inc. and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Office of Thrift Supervision of the Department of the Treasury (the "OTS") or the U.S. Securities and Exchange Commission, respectively, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of Part 563b of the OTS Rules and Regulations and the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, the foregoing Power of Attorney prepared in conjunction with the Application for Conversion and the Registration Statement has been duly signed by the following persons in the capacities and on the dates indicated.


     NAME                                              DATE
     ----                                              ----


/s/ Samuel C. Harding, Jr.                             September 11, 1998
---------------------------------
Samuel C. Harding, Jr.
President and Director
(principal executive officer)
Virginia Capital Bancshares, Inc.

President and Director
(principal executive officer)
Fredericksburg Savings and Loan
Association, F.A.


/s/ Peggy J. Newman                                    September 11, 1998
---------------------------------
Peggy J. Newman
Executive Vice President, Treasurer, Secretary
and Director (principal accounting and financial
officer) Virginia Capital Bancshares, Inc.

Executive Vice President, Treasurer, Secretary
and Director (principal accounting and financial
officer) Fredericksburg Savings and Loan
Association, F.A.
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/s/ H. Smith McKann                               September 11, 1998
--------------------------------
H. Smith McKann
Chairman of the Board
Virginia Capital Bancshares, Inc.

Chairman of the Board
Fredericksburg Savings and Loan
Association, F.A.


/s/ Ronald G. Beck                                September 11, 1998
--------------------------------
Ronald G. Beck
Vice Chairman of the Board
Virginia Capital Bancshares, Inc.

Vice Chairman of the Board
Fredericksburg Savings and Loan
Association, F.A.


/s/ William M. Anderson, Jr.                      September 11, 1998
--------------------------------
William M. Anderson, Jr.
Director
Virginia Capital Bancshares, Inc.

Director
Fredericksburg Savings and Loan
Association, F.A.


/s/ O'Conor Ashby                                 September 11, 1998
---------------------------------
O'Conor Ashby
Director
Virginia Capital Bancshares, Inc.

Director
Fredericksburg Savings and Loan
Association, F.A.


/s/ Ernest N. Donahoe, Jr.                        September 11, 1998
---------------------------------
Ernest N. Donahoe, Jr.
Director
Virginia Capital Bancshares, Inc.

Director
Fredericksburg Savings and Loan
Association, F.A.


/s/ DuVal Q. Hicks, Jr.                           September 11, 1998
---------------------------------
DuVal Q. Hicks, Jr.
Director
Virginia Capital Bancshares, Inc.

Director
Fredericksburg Savings and Loan
Association, F.A.
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/s/ Charles S. Rowe                               September 11, 1998
---------------------------------
Charles S. Rowe
Director
Virginia Capital Bancshares, Inc.

Director
Fredericksburg Savings and Loan Association, F.A.